EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the "Report") of Sun Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Thomas A. Bracken, President and Chief Executive Officer, and Dan A. Chila, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 10, 2006


/s/ Thomas A. Bracken                     /s/ Dan A. Chila
--------------------------------------    --------------------------------------
Thomas A. Bracken                         Dan A. Chila, Executive Vice President
President and Chief Executive Officer     and Chief Financial Officer (Principal
(Principal Executive Officer)             Financial and Accounting Officer)